Income Taxes	12 Months Ended
Jan. 03, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company's income tax provision (benefit) was comprised of the following:

	Year Ended
	January 3, 2021	December 29, 2019	December 30, 2018
Current:
Federal	$(8,092)	$(1,581)	$(4,770)
Foreign	278	336	355
State	137	19	16
	(7,677)	(1,226)	(4,399)
Deferred:
Federal	2,259	2,617	3,812
State	(582)	767	355
	1,677	3,384	4,167
Valuation allowance	(1,044)	9,672	(58)
	$(7,044)	$11,830	$(290)
Deferred income taxes reflect the effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred income tax assets and liabilities at January 3, 2021, and December 29, 2019, were as follows:

	January 3, 2021	December 29, 2019
Deferred income tax assets:
Accrued vacation benefits	$471	$482
Incentive compensation	1,266	894
Other accruals	2,124	2,285
Operating lease liabilities	46,462	40,721
Occupancy costs	41	132
Tax credit carryforwards	1,105	1,227
Other	2,024	679
Gross deferred income tax assets	53,493	46,420
Deferred income tax liabilities:
Right-of-use operating lease assets	(41,038)	(36,434)
Property and equipment depreciation	(3,115)	(3,123)
Amortization of other intangibles, net	(52)	(53)
Cloud-based software deferred costs	(1,159)	(1,059)
Other	(237)	(220)
Gross deferred income tax liabilities	(45,601)	(40,889)
Less: Valuation allowance	(10,161)	(9,902)
Net deferred income tax liabilities	$(2,269)	$(4,371)
The Company establishes a valuation allowance to reduce the carrying amount of deferred income tax assets when it is more likely than not that it will not realize some portion or all of the tax benefit of its deferred tax assets. The Company evaluates whether its deferred income tax assets are probable of realization on a quarterly basis. In performing this analysis, the Company considers all available positive and negative evidence including historical operating results, the estimated timing of future reversals of existing taxable temporary differences and, when appropriate, estimated future taxable income exclusive of reversing temporary differences and carryforwards. In 2019, the Company determined that it was more likely than not that its deferred tax assets would not be fully realized in future periods and established a valuation allowance of $6.2 million against federal deferred tax assets and $3.1 million against state deferred tax assets. At January 3, 2021, and December 29, 2019, the Company had a valuation allowance of $10.2 million and $9.9 million, respectively, against deferred income tax assets where it was determined to be more likely than not that the deferred income tax assets will not be realized through the reversal of existing deferred tax liabilities. The valuation allowance increased $0.3 million in 2020 as a result of changes in the Company's deferred tax assets and liabilities and $9.3 million in 2019 as a result of establishing a valuation allowance in the fourth quarter of 2019. The Company's income tax provision (benefit) also includes a $(0.7) million benefit in 2020 and a $0.4 million provision in 2019 resulting from changes in tax laws or rates and changes in judgement about the realization of deferred tax assets related to discontinued operations. The Company's ability to utilize deferred income tax assets and estimate future taxable income for federal and state purposes can significantly change based on future events and operating results.
The Company's effective tax rate was 67.5%, 120.3%, and (4.4)% for the years ended January 3, 2021; December 29, 2019; and December 30, 2018, respectively. A reconciliation of the statutory federal income tax provision (benefit) to the effective tax provision (benefit) was as follows:

	Year Ended
	January 3, 2021	December 29, 2019	December 30, 2018
Statutory federal income tax provision (benefit)	$(2,190)	$2,065	$1,386
State income taxes, net of federal benefit	(351)	621	293
Change in valuation allowance	(1,044)	9,672	(58)
Change in federal income tax rate and tax methods	(3,846)	(716)	(1,869)
Net share-based compensation-tax benefit deficiencies	276	201	129
Non-deductible expenses	122	124	32
Foreign taxes	278	336	355
Employment tax credits	(158)	(176)	(534)
Foreign tax credits/deductions	(241)	(71)	(75)
Other	110	(226)	51
	$(7,044)	$11,830	$(290)
Tax Law Changes. In 2018, in conjunction with a cost segregation study conducted prior to filing its 2017 federal income tax return, the Company changed the depreciation method for certain assets for federal income tax purposes to accelerate tax deductions. Changes in the Company's 2017 federal income tax return from the amounts recorded as of December 31, 2017 were primarily the result of changing the depreciable lives of assets for federal income tax purposes. These changes allowed the Company to record an incremental benefit of $1.9 million during the twelve months ended December 30, 2018.
On March 27, 2020, the CARES Act was signed into law. The CARES Act includes provisions that allow net operating losses in 2018, 2019, and 2020 to be carried back for up to five years and eliminates the 80% taxable income limitation on net operating loss deductions for 2018 through 2020. The CARES Act also includes technical amendments that are retroactive to 2018 which permit certain assets to be classified as qualified improvement property and expensed immediately. These changes allowed the Company to record an incremental benefit of $3.8 million, which represents the impact of carrying net operating losses from 2018 and 2019 back to years with a higher federal corporate income tax rate as well as reclassifying certain assets as qualified improvement property and other changes to depreciation methods for certain assets made in conjunction with a cost segregation study conducted prior to filing the Company's 2019 federal income tax return in 2020.
The Company recognizes interest and/or penalties related to uncertain tax positions in income tax expense. As of January 3, 2021, and December 29, 2019, the Company had no unrecognized tax benefits and no accrued interest related to uncertain tax positions.
The Company has deferred tax benefits of $0.6 million related to employment tax credits which, if unutilized after various times beginning in 2038, will have a reduced value of $0.1 million. The Company also has a deferred tax benefit of $0.2 million (for which a valuation allowance has been established) related to a Florida net operating loss carryforward that has no expiration date.
The Company is currently under examination by the Internal Revenue Service for the tax years 2015–2017. It is not currently under examination by any other taxing jurisdictions. The tax years 2013–2020 remain open to examination by the taxing jurisdictions to which the Company is subject. Although it is not reasonably possible to estimate the amount by which unrecognized tax benefits may increase within the next twelve months due to uncertainties regarding the timing of any examinations, the Company does not expect unrecognized tax benefits to significantly change in the next twelve months.